UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)  May 15, 2003
                                                -----------------


                            RELM WIRELESS CORPORATION
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             (Exact name of registrant as specified in its charter)



                                     NEVADA
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                 (State or other jurisdiction of incorporation)



       000-07336                                        59-34862971
       ---------                                        -----------
 (Commission File Number)                     (IRS Employer Identification No.)


 7100 Technology Drive, West Melbourne, FL                    32904
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 (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (321) 984-1414
                                                    ------------------


                                       N/A
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          (Former name or former address, if changed since last report)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: NONE

         (b)      PRO FORMA FINANCIAL INFORMATION: NONE

         (c)      EXHIBITS


      EXHIBIT
      NUMBER                              DESCRIPTION
    ----------    -------------------------------------------------------------

         99.1 Press Release dated May 15, 2003 of RELM Wireless Corporation announcing its operating and financial results for the first quarter ended March 31, 2003.


ITEM 9.  REGULATION FD DISCLOSURE.
         ------------------------

         On May 15, 2003, RELM Wireless Corporation issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference.

         The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific release in such a filing.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     RELM WIRELESS CORPORATION
                                          (Registrant)


                                     By: /s/ William P. Kelly
                                         ------------------------------------
Dated:  May 15, 2003                     William P. Kelly
                                         Executive Vice President - Finance
                                         and Chief Financial Officer

                                 Exhibit Index
                                 -------------



      EXHIBIT
      NUMBER                              DESCRIPTION
    ----------    -------------------------------------------------------------

         99.1 Press Release dated May 15, 2003 of RELM Wireless Corporation announcing its operating and financial results for the first quarter ended March 31, 2003.